2000 TSE ANNUAL QUESTIONNAIRE

                                      For

                         Brocker Technology Group Ltd.

                              Trading Symbol: BKI

                        Information as of June 30, 2000

                                      Note

         THE TSE ANNUAL QUESTIONNAIRE MUST BE RETURNED BY JULY 31, 2000
                      TO EMAIL ADDRESS: CompanyReg@tse.com

Contact: Caron Senese                                         The Exchange Tower
         Company Reporting Agent                    130 King St. West, 3rd Floor
         (416) 947-4538                                         Toronto, Ontario
                                                                  Canada M5X 1J2

The information below reflects what the TSE currently has on file for Brocker Technology Group Ltd. Please make any necessary modifications / additions in the spaces provided.


1.   Name

     Company Name (English): Brocker Technology Group Ltd.

     Company Name (French):

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                        MODIFICATIONS OR ADDITIONS (Name)
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Company Name (English):
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Company Name (French):
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2.   Address Information

a.   Head Office:

      No./Street:   2150 Scotia Place, Tower One

                    10060 Jasper Avenue

            City:   Edmonton

     Prov./State:   Alberta

         Country:   Canada

     Postal Code:   T5J 3R8

       Telephone:   (780) 429-1010

             Fax:   (780) 429-0101

Toll-Free Number:


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                           MODIFICATIONS (Head Office)
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No./Street:
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City:
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Prov./State:
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Postal Code:
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Telephone:
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Fax:
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Toll-Free Number:
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b.   Web Site Address: www.brockergroup.com
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                MODIFICATIONS, ADDITIONS OR DELETIONS (Web Site)
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Company Web Site Address:
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c.   Email Address: brocker@telusplanet.eon.net
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                  MODIFICATIONS, ADDITIONS OR DELETIONS (Email)
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Company Email Address:
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3a.  Description of Business
Briefly describe the business engaged in by the Company.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


b. North American Industry Classification System (NAICS) Code Provide NAICS codes for the major sectors in which the Company operates.

Statistics Canada provides a list of NAICS codes in catalogue 12-501-XCB (CD-ROM) or 12-501-XPE (paper) for free on their web site. For more information, visit www.statcan.ca/english/Subjects/Standard/manuals.htm or call Statistics Canada at (416) 973-6586 or 800-263-1136.

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                                                                 MODIFICATIONS
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Primary Code:                  52392 - Portfolio Management
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Secondary Code: (if applicable)
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4.   Company Reporting Status

Exempt: |_|                               Non-exempt:   |X|

A non-exempt company is a listed Company which is subject to Section 502 of the TSE Company Manual. Section

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502 of the TSE Company Manual  requires all non-exempt  Companies to give prompt notice to the Exchange of any proposed material change in the business or affairs of the Company.

5.   Date of Fiscal Year- End
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                                                           MODIFICATIONS
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Day:   31                                       Day:
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Month: March                                    Month:
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6.   Continuous Disclosure Filings

Has the Company been granted any exemptions by the Ontario Securities Commission from filing continuous disclosure documents? If so, please specify which documents and date exemption(s) granted.

________________________________________________________________________________

________________________________________________________________________________

7.   Company Contacts

     Individual responsible for filing continuous disclosure material

      Civil Title/Name/Surname:   Mr. Andrew James Chamberlain, LL.B

                      Position:   Corporate Secretary

           No./Street (Office):   2150 Scotia Place, Tower One

                                  10060 Jasper Avenue

                          City:   Edmonton

                   Prov./State:   Alberta

                       Country:   Canada

                   Postal Code:   T5J 3R8

                     Telephone:   (780) 429-1010

                           Fax:   (780) 429-0101

                         Email:


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                 MODIFICATIONS (Contact - Continuous Disclosure)
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                    Civil Title*  First Name  Middle Name(s) Surname  Designation(s)**
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
Legal Name:
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Position:
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

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
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No./Street
(Office):
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City:
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Prov./State:
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Country:
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Postal Code:
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Telephone:
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Fax:
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Email:
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

*    Civil Title: Mr., Mrs., Miss, Ms., Dr. etc.
**   Designation: M.D., Ph.D., LL.B., CA, etc.

Investor Relations Contact

Civil Title/Name/Surname:   Mr. Robert Rowell

                Position:   Investor Relations

     No./Street (Office):   2150 Scotia Place, Tower One

                            10060 Jasper Avenue

                    City:   Edmonton

             Prov./State:   Alberta

                 Country:   Canada

             Postal Code:   T5J 3R8

               Telephone:   (780) 429-1010

                     Fax:   (780) 429-0101

                   Email:

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                  MODIFICATIONS (Contact - Investor Relations)
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
                    Civil Title*  First Name  Middle Name(s) Surname  Designation(s)**
---------------------------------------------------------------------------------------

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Legal Name:
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Position:
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No./Street
(Office):
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City:
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Prov./State:
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Country:
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Postal Code:
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Telephone:
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Fax:
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Email:
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

*    Civil Title: Mr., Mrs., Miss, Ms., Dr. etc.
**   Designation: M.D., Ph.D., LL.B., CA, etc.

8.   Identification of Officers and Directors

Listed below are the names of the officers and directors currently on file with the Exchange. If the company is a Fund or Trust, the officers on file are of the Manager. Please make any modifications or deletions in the space provided.

o Officer means the chair, any vice-chair of the board of directors, the president, any vice-president, the secretary, the assistant secretary, the treasurer, the assistant treasurer and the general manager of a company, and any other person designated an officer of the company by by-law or similar authority, or any individual acting in a similar capacity on behalf of a Company (Ontario Securities Act).

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               MODIFICATIONS OR DELETIONS (Officers and Directors)
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                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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
Legal Name:                Mr.          Andrew      James           Chamberlain  LL.B
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Name Correction:
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Current Position(s) on File                                         End Date
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

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
Corporate Secretary
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New or Additional Position(s)                                       Start Date
-----------------------------------------------------------------------------------------------

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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Julia       Anne Elliott    Clarkson
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Name Correction:
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Current Position(s) on File                                         End Date
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Director
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New or Additional Position(s)                                       Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Daniel                      Hachey
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Name Correction:
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Current Position(s) on File                                         End Date
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Director
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New or Additional Position(s)                                       Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Richard                     Justice
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Name Correction:
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

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
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Current Position(s) on File                                         End Date
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Chief Financial Officer
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Director
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New or Additional Position(s)                                       Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Hal                         Linstrom
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Name Correction:
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Current Position(s) on File                                         End Date
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Chief Operating Officer
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New or Additional Position(s)                                       Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Richard                     McLean
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Name Correction:
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Current Position(s) on File                                         End Date
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Chief Technology Officer
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New or Additional Position(s)                                       Start Date
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

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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                Mr.          Nigel                       Murphy
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Name Correction:
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Current Position(s) on File                                         End Date
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Marketing Communications Manager
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New or Additional Position(s)                                                     Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Casey                       O'Byrne
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Name Correction:
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Current Position(s) on File                                         End Date
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Chairman of the Board
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Director
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New or Additional Position(s)                                       Start Date
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:                             Michael     B.              Ridgway
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Name Correction:
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Current Position(s) on File                                         End Date
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Chief Executive Officer
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Director
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President
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New or Additional Position(s)                                                     Start Date
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


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                       ADDITIONS (Officers and Directors)
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If the Company is Non-Exempt, notice to the TSE of a new appointment must include an executed Personal Information Form (PIF), if one has not already been submitted. (See Appendix A of the TSE Company Manual or refer to the TSE website at www.tse.com for a sample of the PIF).

If the Company is Exempt, any future additions/modifications must be reported to the Exchange as they occur.

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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
-----------------------------------------------------------------------------------------------
Legal Name:
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Position(s):
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Start Date:
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
-----------------------------------------------------------------------------------------------
Legal Name:
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Position(s):
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Start Date:
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
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Legal Name:
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Position(s):
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Start Date:
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
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
                           Civil Title  First name  Middle Name(s)  Surname      Designation(s)
-----------------------------------------------------------------------------------------------
Legal Name:
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Position(s):
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Start Date:
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

9.   Interlisting

Please provide the following information with respect to other market(s) where securities currently trade.

If NASDAQ, please specify market (e.g., National, SmallCap, OTC or AMEX).

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    Market          Trading Symbol         Class of Security       Date Listed
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


10.  Distribution of Securities

Please provide the following information including the public distribution for each class of listed security as shown on the most recent securityholders list that has been submitted to the Company, dated no more than one year ago.

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  Class of Securities Listed         Number of securities issued      Number of         Number of public
                                      and outstanding as at June   freely tradable      securityholders
                                              30, 2000*            securities held       holding freely
                                                                   by the public**    tradable securities
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

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

* NOTE - If any of the Company's securities of a listed class are held by the Company itself or by any subsidiary of the Company (which securities are herein referred to as "internally-held securities"), such internally-held securities must not be counted as "issued and outstanding" and must be reported in the space provided below.

For example, internally-held securities may result from the Company not cancelling shares acquired pursuant to an issuer bid or as a consequence of a subsidiary of the Company retaining or obtaining shares of the Company through a merger, amalgamation, arrangement or reorganization involving the Company.

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Class of Internally-Held Securities         Number of Internally-Held Securities
                                              outstanding as at June 30, 2000
--------------------------------------------------------------------------------

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** NOTE -The following securities should be excluded in calculating the number of securities held by public securityholders:

     1.   securities held by directors and officers of the Company;

     2. securities held by any person or company that beneficially owns or controls, directly or indirectly, securities carrying more than 10% of the votes attached to all of the outstanding securities of the Company, to the Company's knowledge; and

     3. securities which are pooled, escrowed or non-transferable, to the knowledge of the Company.

Securities registered in the name of a clearing agency, such as the Canadian Depository for Securities, should be assumed to be held by public securityholders unless the Company has knowledge to the contrary.

11. Provide the date of the last meeting of securityholders and the number of proxy-related packages distributed for such meeting, as required by National Policy 41.

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Date
                                                   Number            880
December 14, 1999


12. Certificate

I certify that the information contained in this questionnaire is true.




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
Signing Officer          Position                 //Signature//                       Date

Andrew J. Chamberlain    Corporation Secretary    (Signed) "Andrew J. Chamberlain"    July 27, 2000